                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                     _____


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  October 23, 1996
                                                 ------------------



                              THE MONEY STORE INC.
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       NEW JERSEY                      001-10785                22-2293022
----------------------------------    -----------              ------------
(State or other jurisdiction of       (Commission             (IRS Employer
       incorporation)                 File Number)              ID Number)


         2840 Morris Avenue, Union, New Jersey                     07083
   -------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)

Registrant's Telephone Number,
including area code:                                           (908) 686-2200
                                                               --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. Other Events.
------  ------------

        Attached as exhibits hereto are press releases of The Money Store Inc. announcing (i) financial results for the third quarter ended September 30, 1996 and (ii) the execution of an agreement pursuant to which HFS Incorporated ("HFS") has selected The Money Store Inc. to be its preferred vendor to provide qualified franchisees of HFS' hotel brands with SBA and conventional loans for financing hotel renovations and conversions, purchases of new hotels and resales, and refinancing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
------  ------------------------------------------------------------------

        (c) Exhibits.
            --------

        The following exhibits are filed herewith:

        Exhibit No.    Description of Exhibit
        -----------    ----------------------

        99.1           Press release of The Money Store Inc. dated
                       October 23, 1996.

        99.2           Press release of The Money Store Inc. dated
                       October 23, 1996.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE MONEY STORE INC.


                              By:/s/ MORTON DEAR
                              -----------------------------
                              Name: Morton Dear
                              Title: Executive Vice President and
                                        Chief Financial Officer



Dated:  October 23, 1996

                                 EXHIBIT INDEX

Exhibit No.         Description of Exhibit
-----------         ----------------------
99.1                Press release of The Money Store Inc. dated October 23,
                    1996.

99.2                Press release of The Money Store Inc. dated October 23,
                    1996.
